Exhibit 10.3

FIRST AMENDMENT TO

AMENDED AND RESTATED LICENSE AGREEMENT

This FIRST AMENDMENT (this “Amendment”) to the Amended and Restated License Agreement (as hereinafter defined) is made effective as of March 10, 2024 (the “Amendment Effective Date”) by and between Napo Pharmaceuticals, Inc., a Delaware corporation (“Licensor”), and Napo Therapeutics S.p.A. (f/k/a Napo EU S.p.A.), an Italy law joint stock company (“Licensee”). Licensor and Licensee are referred to in this Amendment individually as a “Party” and collectively as the “Parties.”

WHEREAS, Licensor and Licensee are parties to that certain Amended and Restated License Agreement, dated as of July 19, 2022 (the “A&R License Agreement”), which amended and restated in entirety the License Agreement between the Parties, dated as of August 18, 2021, as amended on October 21, 2021 and November 18, 2()21, pursuant to which A&R License Agreement, Licensee obtained from Licensor, and Licensor granted to Licensee, certain licenses under the Licensed IP to develop, commercialize and manufacture the Products; and

WHEREAS, the Parties desire to amend the A&R License Agreement to revise the Licensee Territory as specified in this Amendment.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.Definitions. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings set forth in the A&R License Agreement.

2.Effective Date. This Amendment shall become effective as of the Amendment Effective Date.

3.Amendment. The words “Turkey” and “Ukraine” are hereby deleted from Exhibit C of the A&R License Agreement.

4.Effect pf Amendment. Except as expressly amended in this Amendment, all terms and conditions of the License Agreement shall remain in full force and effect.

5.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original instrument enforceable in accordance with its terms and all of which shall constitute but one and the same agreement of the Parties.

6.Dispute Resolutions: Governing Law. The provisions of Sections 15.4, 15.5 and 15.10 of the A&R License Agreement shall apply equally to this Amendment.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives as of the Amendment Effective Date.

LICENSOR:

NAPO PHARMACEUTICALS, INC.

By:	/s/ Lisa A. Conte
Name:	Lisa A. Conte
Title:	President & CEO

LICENSEE:

NAPO THERAPEUTICS S.P.A.

By:	/s/ Massimo Radaelli, PhD
Name:	Massimo Radaelli, PhD
Title:	Member, BOD

[Signature Page to First Amendment to License Agreement]